THE VICTORY INSTITUTIONAL FUNDS

Institutional Diversified Stock Fund

Supplement dated August 21, 2008 to the

Statement of Additional Information (“SAI”) dated March 1, 2008

       The following information amends the SAI and supersedes any information to the contrary therein:

1.             Due to her resignation, effective July 22, 2008, Ms. Jakki Haussler is no longer a Trustee of the Trust. The following modifies the section of the SAI entitled “Trustees and Officers,” which begins on page 29:

TRUSTEES AND OFFICERS

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board.  The Trust is managed by the Board, in accordance with the laws of the State of Delaware.  As a result of the resignation of Ms. Haussler, effective July 22, 2008, the Board currently has one vacancy and ten Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act (“Independent Trustees”).  The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

VIF-SAI-SUPP3